UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023

Apollo Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41197	86-3155788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  9 West 57th Street, 42nd Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APO	New York Stock Exchange
6.75% Series A Mandatory Convertible Preferred Stock	APO.PRA	New York Stock Exchange
7.625% Fixed-Rate Resettable Junior Subordinated Notes due 2053	APOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
Apollo is a dynamic, high-performance culture and our “North Star” is to build the most talented and best investor-aligned partnership in financial services. We want to attract the most talented investors, business leaders, and future leaders in our industry to join Apollo and spend the entirety of their careers with us solving complex investment challenges for our clients. Over the past two years, we have made a series of changes to the design of our compensation programs to drive a compelling value proposition, long-term retention of our senior leadership, and strong alignment with our long-term business goals and shareholders, as discussed in our 2021 Investor Day.

One of our principal objectives has been to reduce compensation related to fee-related earnings (“FRE”) and increase compensation related to principal investing income (“PII”) over a multi-year time horizon. This is demonstrated in our results which have shown a decrease in the FRE compensation ratio from ~30% in 2021 to 27% year to date through Q3’23, while at the same time making significant investments to capture our growth opportunities. PII compensation is inherently more volatile year to year, and, therefore, less valuable to shareholders, and should be viewed as an average across multiple years, evidenced by a PII compensation ratio of 85% year to date through Q3’23 relative to 43% in 2021.

We also remain focused on succession planning and the development of our next generation of talent to ensure that we have a strong and deep bench of talent across the firm for many years to come. As part of our talent strategy, two years ago we executed new compensation agreements for the Co-Presidents of our asset management business, Jim Zelter and Scott Kleinman, dramatically altering their mix of compensation to focus almost entirely on stock awards. We are now taking the next step of this process and executing new long-term compensation arrangements for four of our most senior business leaders, Matt Nord, David Sambur, John Zito, and Grant Kvalheim, each of whom has taken on broader enterprise responsibilities. The focus of these new compensation arrangements is to balance alignment with the businesses they directly oversee as well as alignment with their enterprise responsibilities by allocating to them significantly more stock as part of their compensation mix. As described below, these new arrangements enhance enterprise alignment by awarding new RSUs in exchange for other forms of compensation that would have been paid while providing some compensation growth to reflect their expanded responsibilities.

These four senior leaders each play a critical role in driving our next phase of growth. Matt Nord and David Sambur recently assumed newly created roles as Co-Heads of Equity, while maintaining their direct oversight for the global private equity business. John Zito has expanded his responsibilities to include the real estate credit business, while continuing to grow his role as our Deputy Chief Investment Officer and Head of Credit overseeing Apollo’s credit business that spans public and private markets. Grant Kvalheim, President, Athene and Chief Executive Officer and President, Athene USA, is responsible for Athene’s overall strategic direction and growth, and leads Athene’s operating companies focused on growing retail annuity, flow reinsurance, pension group annuity and funding agreements businesses. Last year, Mr. Kvalheim took on the broader President role at Athene, including additional responsibilities such as new product innovation and long-term business strategy.

To further this alignment of our senior leaders as well as enhance alignment with shareholders, we are granting ~$557 million in special fully-vested restricted stock units (“RSUs”) with delayed delivery and subject to other restrictions and restrictive covenants including a non-compete. These RSUs are generally equivalent in value and were exchanged for current and future compensation that we expect would have been awarded over the next five years in the form of compensation based on FRE, PII, spread-related earnings (“SRE”) and stock. The RSUs are being granted to several employees, most of which are being awarded to the four key employees noted above. The RSUs will enable us to continue to pivot to further FRE compensation reductions and PII compensation increases. In exchange for these RSUs, we intend to reallocate existing and expected future PII compensation of the senior leaders to other employees, and we also expect to change the mix of compensation for other employees to increase PII compensation. These actions will accelerate our progress toward our goals to further reduce our FRE compensation ratio to below 25% by 2026 and increase our PII compensation ratio to 65% - 75% during a normal cycle.

We expect to offset the dilutive impact of the RSUs and the dilution from the mandatory convertible preferred stock we issued in August 2023 over the next few years as capital is available, targeting a share count of 600 million shares outstanding.

We are making progress against our 2021 Investor Day goals and these RSUs are an important step forward in this multi-year process. See the presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference for additional information, including information regarding the compensation ratios referenced herein.

* * *

The information included under this Item 7.01, “Regulation FD Disclosure” and in Exhibit 99.1 of this Current Report on Form 8-K is being furnished. As such, the information herein and therein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “target” or future or conditional verbs, such as “will,” “should,” “could,” or “may” and similar expressions, including “forecasted”, are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, market conditions and interest rate fluctuations generally, the impact of COVID-19, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in our other filings with the SEC.

We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.
Item 9.01    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Description
99.1	Senior Leader Compensation Presentation, dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.
Date: November 1, 2023	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer